UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2024
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Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Augustine Dr. Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PSTG	New York Stock Exchange LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 28, 2024, Pure Storage, Inc. ("Pure") issued a press release and will hold a conference call regarding its financial results for the quarter ended August 4, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information, including the exhibit(s) hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pure is making reference to non-GAAP financial information in the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release. These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release entitled "Pure Storage Announces Second Quarter Fiscal 2025 Financial Results"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Kevan Krysler
Kevan Krysler
Chief Financial Officer
August 28, 2024